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Paul G. Henning
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              Tarpon Industries Secures $1.85 Million in New Equity

              Senior and Junior Lenders execute commitment letters
                           restructuring company debt



MARYSVILLE,   MI----March  23,  2007--Tarpon  Industries,   Inc.  (AMEX:TPO),  a
manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that the company had raised $1.85 million in equity financing through a private placement of common stock and the conversion of an existing bridge loan.

The company also noted that LaSalle Bank, Tarpon's existing senior lender, had signed a commitment letter to extend the company's borrowing relationship with it to August 2010. LaSalle has also agreed to the previously announced payment plan by Tarpon to Laurus Master Fund Ltd. (Laurus) for a restructured loan, and to waive all existing defaults, subject to the signing of a formal amendment to its loan documents, expected shortly, and the raising of additional equity capital by Tarpon.

"We are pleased to have completed this significant component of a number of important initiatives that will strengthen our capital structure," said James W. Bradshaw, chairman and CEO of Tarpon. "The execution of the plan we have forged with our existing lenders will provide a more solid foundation for a Tarpon improvement plan and the strategies to grow our business and expand our footprint in the markets we serve."

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. The company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

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